UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 2, 2007

Allstate Life Insurance Company

(Exact Name of Registrant as Specified in Charter)

Illinois	0-31248	36-2554642
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)		Number)

3100 Sanders Road, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.              Results of Operations and Financial Condition.

The registrant furnishes below its Consolidated Statements of Operations for the three years ended December 31, 2006, 2005 and 2004 and Consolidated Statements of Financial Position as of December 31, 2006 and December 31, 2005, prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), and certain non-GAAP and operating measures:

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	Est.
	2006	2005	2004
(in millions)

Revenues
Premiums	$576	474	$637
Contract charges	1,009	1,079	961
Net investment income	4,057	3,707	3,260
Realized capital gains and losses	(79)	19	(11)
	5,563	5,279	4,847

Costs and expenses
Contract benefits	1,372	1,340	1,359
Interest credited to contractholder funds	2,543	2,340	1,923
Amortization of deferred policy acquisition costs	538	568	534
Operating costs and expenses	374	432	457
Restructuring and related expenses	24	1	5
	4,851	4,681	4,278

Loss on disposition of operations	(88)	(7)	(24)

Income from operations before income tax expense and cumulative effect of change in accounting principle, after-tax	624	591	545

Income tax expense	196	174	189

Income before cumulative effect of change in accounting principle, after-tax	428	417	356

Cumulative effect of change in accounting principle, after-tax	—	—	(175)

Net income	$428	417	$181

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	December 31,
($ in millions, except par value data)	2006(Est.)	2005

Assets
Investments
Fixed income securities, at fair value (amortized cost $60,851 and $59,717)	$62,439	$61,977
Mortgage loans	8,690	8,108
Equity securities	533	324
Short-term	805	927
Policy loans	752	729
Other	941	691

Total investments	74,160	72,756

Cash	273	154
Deferred policy acquisition costs	3,485	3,948
Reinsurance recoverables, net	3,392	1,699
Accrued investment income	689	648
Other assets	585	582
Separate Accounts	16,174	15,235

Total assets	$98,758	$95,022

Liabilities
Contractholder funds	$60,565	$58,190
Reserve for life-contingent contract benefits	12,204	11,881
Unearned premiums	34	35
Payable to affiliates, net	84	98
Other liabilities and accrued expenses	3,235	3,054
Deferred income taxes	258	340
Note payable to parent	500	—
Long-term debt	206	181
Separate Accounts	16,174	15,235

Total liabilities	93,260	89,014

Shareholder’s Equity
Redeemable preferred stock — series A, $100 par value, 1,500,000 shares authorized, 49,230 shares issued and outstanding	5	5
Redeemable preferred stock — series B, $100 par value, 1,500,000 shares authorized, none issued	—	—
Common stock, $227 par value, 23,800 shares authorized and outstanding	5	5
Additional capital paid-in	1,108	1,108
Retained income	4,055	4,302
Accumulated other comprehensive income:
Unrealized net capital gains and losses	325	588

Total accumulated other comprehensive income	325	588

Total shareholder’s equity	5,498	6,008

Total liabilities and shareholder’s equity	$98,758	$95,022

Definitions of Non-GAAP and Operating Measure

We believe that investors’ understanding of our performance is enhanced by our disclosure of the following non-GAAP financial measure.  Our methods of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding:

•                  realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments which are reported with realized capital gains and losses but included in operating income,

•                  amortization of deferred policy acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent that they resulted from the recognition of certain realized capital gains and losses,

•                  (loss) gain on disposition of operations, after-tax, and

•                  adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate our results of operations. It reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, (loss) gain on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses and (loss) gain on disposition of operations may vary significantly between periods and are generally driven by business decisions and economic developments such as market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, we retain in operating income periodic settlements and accruals on certain derivative instruments, reported in realized capital gains and losses that do not qualify for hedge accounting, used for economic hedges and to replicate fixed income securities in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments and by doing so, appropriately reflect trends in our performance.  Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Therefore, we believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We use adjusted measures of operating income in incentive compensation. Operating income should not be considered as a substitute for net income and does not reflect the overall profitability of our business. The following table reconciles operating income and net income.

	Year Ended December 31,
($ in millions)	Est. 2006	2005	2004
Operating income	$539	$551	$502

Realized capital gains and losses	(79)	19	(11)
Income tax (expense) benefit	28	(7)	3
Realized capital gains and losses, after-tax	(51)	12	(8)
DAC and DSI amortization relating to realized capital gains and losses, after-tax	36	(103)	(89)
Reclassification of periodic settlements and accruals on non-hedgederivative instruments, after-tax	(36)	(40)	(32)
Loss on disposition of operations, after-tax	(60)	(3)	(17)
Income before cumulative effect of change in accounting principle, after-tax	428	417	356
Cumulative effect of change in accounting principle, after-tax	—	—	(175)

Net income	$428	$417	$181

Operating income return on equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of shareholder’s equity at the beginning and at the end of the 12-month period, after excluding the effect of unrealized net capital gains. We use it to supplement our evaluation of net income and return on equity. We believe that this measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management:  the after-tax effects of realized and unrealized capital gains and losses and the cumulative effect of change in accounting principle, and non-recurring items that are not indicative of our business or economic trends. Return on equity is the most directly comparable GAAP measure.  The following table shows the reconciliation.

($ in millions)	For the twelve months ended December 31,
	Est. 2006	2005
Return on equity
Numerator:
Net income	$428	$417
Denominator:
Beginning shareholder’s equity	6,008	6,309
Ending shareholder’s equity	5,498	6,008
Average shareholder’s equity	$5,753	$6,159
Return on equity	7.4%	6.8%

($ in millions)	For the twelve months ended December 31,
	Est. 2006	2005
Operating income return on equity
Numerator:
Operating income	$539	$551

Denominator:
Beginning shareholder’s equity	6,008	6,309
Unrealized net capital gains	588	1,013
Adjusted beginning shareholder’s equity	5,420	5,296
Ending shareholder’s equity	5,498	6,008
Unrealized net capital gains	325	588
Adjusted ending shareholder’s equity	5,173	5,420
Average adjusted shareholder’s equity	$5,297	$5,358
Operating income return on equity	10.2%	10.3%

Operating Measure

We believe that investors’ understanding of our performance is enhanced by our disclosure of the following operating financial measure.  Our method of calculating this measure may differ from that used by other companies and therefore comparability may be limited.

Premiums and deposits is an operating measure that we use to analyze production trends for sales.  It includes premiums on insurance policies and annuities and all deposits and other funds received from customers on deposit-type products, which we account for under GAAP as increases to liabilities rather than as revenue.

The following table illustrates where premiums and deposits are reflected in the consolidated financial statements.

	Year Ended December 31,
($ in millions)	Est. 2006	2005	2004

Premiums and deposits excluding variable annuities	$10,161	11,624	$13,902
Variable annuity deposits (1)	678	1,746	1,631
Total premiums and deposits	10,839	13,370	15,533
Deposits to contractholder funds	(9,541)	(11,410)	(13,076)
Deposits to separate accounts	(713)	(1,482)	(1,268)
Change in unearned premiums and other adjustments	(9)	(4)	(552)
Premiums	$576	474	$637

(1)             Disposed through reinsurance effective June 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

	By	/s/ Samuel H. Pilch

Name: Samuel H. Pilch
Title: Group Vice President and Controller
Date: February 2, 2007